MERIT SECURITIES CORPORATION

Payments per Bond Denomination
MERIT 7

Payment Date:     28-Jun-96
Reporting Month:  May

                                                           Interest     Interest   Principal
             Original     Original Integral     Record     Accrual      Payment     Payment      Ending       Remaining
Class        Balance      Pct Pool Denomination Date       Factor       Factor      Factor       Balance      Principal
Class A-1 $435,000,000.00 78.06%   $1,000.00    06-Jun-96  3.64069444  3.64069444 21.81704910 $425,509,583.64 0.97818295
Class A-2  $45,500,000.00  8.17%   $1,000.00    06-Jun-96 12.50000000 12.50000000  0.00000000  $45,500,000.00 1.00000000
Class A-3  $26,300,000.00  4.72%   $1,000.00    06-Jun-96  5.83333346  5.83333346 11.23041483  $26,004,640.09 0.98876959
Class A-4   $7,000,000.00  1.26%   $1,000.00    06-Jun-96  6.25000000  6.25000000  0.00000000   $7,000,000.00 1.00000000
Class A-5  $14,750,000.00  2.65%   $1,000.00    06-Jun-96  3.64069424  3.64069424 27.80553220  $14,339,868.40 0.97219447

          $528,550,000.00                                                                     $518,354,092.13


MERIT SECURITIES CORPORATION

Credit Enhancement Summary
MERIT 7

Payment Date:         28-Jun-96
Reporting Month       May

Reserve Funds and Subordination

                            Initial Coverage    Beginning Coverage  Adjustments Losses Insured Balance  Ending Coverage
Type                          %       $            %       $            $         $          $            %       $
Pool Over Collateralization 5.15% $28,702,601.63 5.15% $28,702,601.63 $0.00     $0.00   $547,056,681.56 5.25% $28,702,601.63


Surplus Summary

Class                      Total Distribution
Surplus                              $1,360,730.47

Delinquency Statistics
                                     Current              % of
                    # of Loans      Balance          Current Balance
30+ Days                30          $1,928,364             0.35%
60+ Days                 9            $593,733             0.11%
90+ Days                 1            $120,000             0.02%
Foreclosure              0                  $0             0.00%
REO                      0                  $0             0.00%

Totals                  40          $2,642,097             0.48%


Advances on Delinquencies                                       $25,810.60
Non-Recoverable Advances on Delinquencies                            $0.00

MERIT SECURITIES CORPORATION

Funds Account Activity Report
MERIT 7

Payment Date:     28-Jun-96
Report Date:      May

Collateral Proceeds Account

Beginning Balance                                    $0.00

Deposits                                                               Withdrawals

Interest Net of Servicing Fee                 $3,820,204.49            Interest Payments       $2,403,318.99
Principal                                    $10,195,907.87            Principal Payments     $10,195,907.87
Deposits From Reserve Fund                            $0.00            Surplus                 $1,360,730.47
Other Deposits                                        $0.00            MBIA Fee                   $56,155.03
                                                                       Discount Principal Reserve      $0.00


Total Deposit                                $14,016,112.36            Total Withdrawals      $14,016,112.36



                                                                       Ending Balance                  $0.00

 Note: "Principal" and Interest Net of Servicing Fee" includes
 Advances on Delinquencies

Payment Statement
MERIT 7

Payment Date:     28-Jun-96
Reporting Month:  May

           Class
           Interest    Beginning       Interest      Interest     Principal         Total      Applied    Ending
Class      Rate        Balance         Accrual       Payment      Payment       Distribution   Losses     Balance     CUSIP
Class A-1  5.957500% $435,000,000.00 $1,583,702.08 $1,583,702.08  $9,490,416.36 $11,074,118.44 $0.00 $425,509,583.64 589962AT6
Class A-2 15.000000%  $45,500,000.00   $568,750.00   $568,750.00          $0.00    $568,750.00 $0.00  $45,500,000.00 589962AU3
Class A-3  7.000000%  $26,300,000.00   $153,416.67   $153,416.67    $295,359.91    $448,776.58 $0.00  $26,004,640.09 589962AV1
Class A-4  7.500000%   $7,000,000.00    $43,750.00    $43,750.00          $0.00     $43,750.00 $0.00   $7,000,000.00 589962AW9
Class A-5  5.957500%  $14,750,000.00    $53,700.24    $53,700.24    $410,131.60    $463,831.84 $0.00  $14,339,868.40 589962AX7

                     $528,550,000.00 $2,403,318.99 $2,403,318.99 $10,195,907.87 $12,599,226.86 $0.00 $518,354,092.13


Class     Priority    Principal Type Interest Type
Class A-1  Senior      Sequential    Floater
Class A-2  Senior      Sequential    Floater
Class A-3  Senior      Sequential    Fixed
Class A-4  Senior      Sequential    Fixed
Class A-5  Senior      Sequential    Floater
